Exhibit (a)(1)(iii)
LETTER OF TRANSMITTAL

REGARDING
SHARES OF BENEFICIAL INTEREST
IN

BLACKROCK PRIVATE CREDIT FUND

TENDERED PURSUANT TO THE OFFER TO PURCHASE
DATED AUGUST 10, 2026
The Offer will expire
at, and this Letter of Transmittal must be
received by, 11:59 p.m., Eastern Time,
on September 4, 2026, unless the Offer is extended.
If you do not want to sell your Shares at this time, please disregard this notice. This is simply notification of the Fund’s tender offer. If you decide to tender, you are responsible for confirming that your financial adviser or the
Fund’s Transfer Agent has received your documents in good order.

Ladies and Gentlemen:
The undersigned hereby tenders to BlackRock Private Credit Fund, a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware statutory trust (the “Fund”), the shares of beneficial interest (“Shares”) in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the offer to purchase dated August 10, 2026 (“Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the “Offer”). The offer and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be received timely and in the appropriate form.
The undersigned hereby sells to the Fund the Shares of the Fund tendered hereby pursuant to the Offer. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares that are declared, paid or distributed in respect of a record date occurring on or after the date on which the Shares are accepted for repurchase by the Fund (collectively, “Distributions”), that when such Shares are accepted for repurchase by the Fund, the Fund will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Transfer Agent or the Fund to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions.
The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Shares of the Fund or portion thereof tendered hereby. The undersigned recognizes that, if the Offer is oversubscribed, not all the undersigned’s Shares of the Fund may be repurchased.
A non-transferable, non-interest bearing promissory note (a “Repurchase Instrument”) for the purchase price will be issued to the undersigned if the Fund accepts for purchase the Shares tendered hereby. The undersigned acknowledges that the Repurchase Instrument will be held for the undersigned by State Street Bank and Trust Company, the Fund’s transfer agent. The cash payment of the purchase price for the Shares tendered by the undersigned and accepted for purchase by the Fund will be made by wire transfer of the proceeds to the undersigned’s account at the financial intermediary from which the undersigned’s subscription funds were debited, or, for direct investments without a financial intermediary, to the account designated by the undersigned in the Tender Offer transmittal letter.
If the undersigned’s Shares are tendered and accepted for purchase, the Repurchase Instrument will provide for payment of the purchase price in one installment as described in Section 6 “Purchases and Payment” of the Offer to Purchase. The undersigned recognizes that the amount of the purchase price for Shares will be based on the unaudited net asset value of the Shares as of September 30, 2026 (the “Valuation Date”).
Upon becoming bound by the terms of a Repurchase Instrument, the undersigned shall retain, with respect to the repurchased Shares, all rights to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment is made for such repurchased Shares. Except as otherwise provided in the Repurchase Instrument, the undersigned shall not be a shareholder of the Fund, with respect to such repurchased Shares, and shall have no other rights (including, without limitation, any voting rights) under the Fund’s Fourth Amended and Restated Agreement and Declaration of Trust, as amended, with respect to such repurchased Shares, from and after the date of acceptance of their Shares for repurchase by the Fund.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.
(PAGE 1 of 4)

VALUATION DATE: September 30, 2026
TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), September 4, 2026
PARTS 1, 2, 3, AND 4 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST
A.	IF YOU INVEST IN THE FUND THROUGH A FINANCIAL INTERMEDIARY: PLEASE SEND COMPLETED FORMS TO YOUR FINANCIAL ADVISOR / PORTFOLIO MANAGER
If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date.
OR
B.	IF YOU INVEST IN THE FUND DIRECTLY (NOT THROUGH A FINANCIAL INTERMEDIARY): PLEASE MAIL TO THE FUND’S TRANSFER AGENT AT:

FOR FIRST CLASS MAIL: State Street Bank and Trust Company Attn: BlackRock Alternative Funds P.O. Box 5493 Boston, MA 02206	E-MAIL: BLK_RegAlts_INQ@statestreet.com FOR ADDITIONAL INFORMATION CALL: 1-888-204-3956

FOR OVERNIGHT MAIL: State Street Bank and Trust Company Attn: BlackRock Alternative Funds 1776 Heritage Drive JAB/3 North Quincy, MA 02171

*     *     *
PART 1 – NAME (AS IT APPEARS ON YOUR BLACKROCK PRIVATE CREDIT FUND STATEMENT) AND CONTACT INFORMATION

Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

(PAGE 2 of 4)

PART 2 – REQUESTED TENDER AMOUNT
Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Shares.

☐	Full Repurchase

☐	Partial Repurchase* of Class S Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of Class D Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of Institutional Shares (please only provide a number of Shares, not a dollar amount)

*
If the requested partial repurchase would put the account balance below the required minimum balance, the Fund may reduce the amount to be repurchased such that the required minimum balance is maintained, unless you indicate otherwise by checking the following box:

☐ Change request to Full Repurchase if amount requested to be repurchased would need to be reduced to maintain minimum account balance.

BLACKROCK PRIVATE CREDIT FUND ACCOUNT #:
(Should be the same as on page 2)

PART 3 – PAYMENT
For investors with a financial intermediary: Payments will be directed back to the account from which your subscription funds were debited. Contact your financial intermediary or account manager if you have any questions.
For direct investors: Payments will be directed to the account designated by the undersigned for receipt of wires for the distribution of dividends and capital gains. Complete the wire instructions attached hereto and provide directly to the Fund’s Transfer Agent.
(PAGE 3 of 4)

PART 4 – SIGNATURE(S)
The undersigned acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Prospectus and the Offer to Purchase dated August 10, 2026 (the “Offer to Purchase”). This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.
In the case of joint accounts, each joint holder must sign this Letter of Transmittal. If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Fund of their authority so to act must be submitted together with this Letter of Transmittal.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Wire Instructions (To be Completed Only by Direct Investors)
Tender Offer proceeds should be delivered to the following account (must be in the name of the investor):

To:
Correspondent bank name (if applicable):
Correspondent bank routing #/SWIFT:
Beneficiary bank name:
Beneficiary bank SWIFT/Account #:
In favor of:
Account #:

(PAGE 4 of 4)

FOR USE BY CLIENTS OF MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.

Tender Offer	Signature Pages — U.S. Investors

Document No.:	Client Account No.:

These Tender Offer Request Signature Pages (or “Signature Pages”) relate to the client’s (the “Client”) redemption or repurchase request from one or more investment funds (each, a “Fund”). The term “Fund” or “Funds” as used herein refers to each investment fund from which the Client is redeeming as set forth in the Signature Pages. The term “Interest” refers to any unit of participation, share, or other form of interest issued by a Fund.
Registration / Client Account Details

Account registration and address

Account classification	Taxpayer identification number	Account Number

Exempt payee code

Exemption from FATCA reporting code

FATCA classifications

Document No.:	1 of 4	Client Account No.:

Request Tender / Redemption Details

Fund Name:
Effective Date	Cut-off Date	Channel	Tender Type		Units (If Partial)
			☐ Full	☐ Partial

Payment
Cash payments due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or Private Bank, as indicated above, who will facilitate the distribution of proceeds into the Client’s account.
Signature
By executing and submitting these Signature Pages, you acknowledge that this request is subject to all of the terms and conditions set forth in the Offer and the Letter of Transmittal. Except as stated in the Offer, this request is irrevocable. You acknowledge the absolute right of the Fund to reject any and all tenders, including those that the Fund determines, in its sole discretion, are not in the appropriate form. You represent that you are the beneficial owner of the Interests in the Fund to which this request relates, or that the person signing this request is an authorized representative of the redeeming investor.

Document No.:	2 of 4	Client Account No.:

Internal Revenue Code Certification

Under penalties of perjury, by signature below, you hereby represent, warrant and certify as follows: (a) the Social Security/ Taxpayer ID Number set forth in these Signature Pages is your true, correct and complete Social Security/Taxpayer ID Number, and you are a U.S. citizen or other United States person (as defined in the instructions to IRS Form W-9); (b) you are not subject to backup withholding because (i) you are exempt from backup withholding, (ii) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding; and (c) if an exemption from the Foreign Account Tax Compliance Act (FATCA) reporting was on this document then you certify that the FATCA code(s) entered on this document, if any, indicating that you are exempt from FATCA reporting is correct.

Certification instructions.

☐
Check this box if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

If one or more of the signatories listed here does not need to sign on behalf of the account, cross out their name. This does not apply to joint accounts.

Signature 1:

Signature 1	Date

Signer’s name (please print)	Title

Signature 2:

Signature 2	Date

Signer’s name (please print)	Title

Signature 3:

Signature 3	Date

Signer’s name (please print)	Title

Signature 4:

Signature 4	Date

Signer’s name (please print)	Title

Document No.:	3 of 4	Client Account No.:

Signature 5:

Signature 5	Date

Signer’s name (please print)	Title

Signature 6:

Signature 6	Date

Signer’s name (please print)	Title

Investment Professional Attestation
The undersigned Investment Professional hereby certifies that the Client is known to and is a Client of the Investment Professional, and the Investment Professional has had substantive discussions with the Client regarding the Client’s investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that all of the representations made by the Client on these Signature Pages are true and correct, (ii) based on information obtained from the Client concerning the Client’s investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the Client, and (iii) that the Client’s contact information on record with the selling agent and as noted on these Signature Pages is true and correct. The Investment Professional confirmed that the Client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es)/tranche(s) and series of Interests issued by each Fund in which the Client currently invests.

Investment Professional name	Production number / PB CAI number

Investment Professional signature	Date

Document No.:	4 of 4	Client Account No.:

LETTER OF TRANSMITTAL

REGARDING
SHARES OF BENEFICIAL INTEREST
IN

BLACKROCK PRIVATE CREDIT FUND

TENDERED PURSUANT TO THE OFFER TO PURCHASE
DATED AUGUST 10, 2026
The Offer will expire
at, and this Letter of Transmittal must be
received by, 11:59 p.m., Eastern Time,
on September 4, 2026, unless the Offer is extended.
If you do not want to sell your Shares at this time, please disregard this notice. This is simply notification of the Fund’s tender offer. If you decide to tender, you are responsible for confirming that the Fund’s Transfer Agent has received your documents in good order.

Ladies and Gentlemen:
The undersigned hereby tenders to BlackRock Private Credit Fund, a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware statutory trust (the “Fund”), the shares of beneficial interest (“Shares”) in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the offer to purchase dated August 10, 2026 (“Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the “Offer”). The offer and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be received timely and in the appropriate form.
The undersigned hereby sells to the Fund the Shares of the Fund tendered hereby pursuant to the Offer. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares that are declared, paid or distributed in respect of a record date occurring on or after the date on which the Shares are accepted for repurchase by the Fund (collectively, “Distributions”), that when such Shares are accepted for repurchase by the Fund, the Fund will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Transfer Agent or the Fund to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions.
The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Shares of the Fund or portion thereof tendered hereby. The undersigned recognizes that, if the Offer is oversubscribed, not all the undersigned’s Shares of the Fund may be repurchased.
A non-transferable, non-interest bearing promissory note (a “Repurchase Instrument”) for the purchase price will be issued to the undersigned if the Fund accepts for purchase the Shares tendered hereby. The undersigned acknowledges that the Repurchase Instrument will be held for the undersigned by State Street Bank and Trust Company, the Fund’s transfer agent. The cash payment of the purchase price for the Shares tendered by the undersigned and accepted for purchase by the Fund will be made by wire transfer of the proceeds to the undersigned’s account at the financial intermediary from which the undersigned’s subscription funds were debited, or, for direct investments without a financial intermediary, to the account designated by the undersigned in the Tender Offer transmittal letter.
If the undersigned’s Shares are tendered and accepted for purchase, the Repurchase Instrument will provide for payment of the purchase price in one installment as described in Section 6 “Purchases and Payment” of the Offer to Purchase. The undersigned recognizes that the amount of the purchase price for Shares will be based on the unaudited net asset value of the Shares as of September 30, 2026 (the “Valuation Date”).
Upon becoming bound by the terms of a Repurchase Instrument, the undersigned shall retain, with respect to the repurchased Shares, all rights to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment is made for such repurchased Shares. Except as otherwise provided in the Repurchase Instrument, the undersigned shall not be a shareholder of the Fund, with respect to such repurchased Shares, and shall have no other rights (including, without limitation, any voting rights) under the Fund’s Fourth Amended and Restated Agreement and Declaration of Trust, as amended, with respect to such repurchased Shares, from and after the date of acceptance of their Shares for repurchase by the Fund.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

Document No.:	1 of 4	Client Account No.:

VALUATION DATE: September 30, 2026
TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), September 4, 2026
PARTS 1, 2, 3, AND 4 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST
PLEASE DELIVER TO THE TRUST’S TRANSFER AGENT AT:

FOR FIRST CLASS MAIL: State Street Bank and Trust Company Attn: BlackRock Alternative Funds P.O. Box 5493 Boston, MA 02206	E-MAIL: BLK_RegAlts_INQ@statestreet.com FOR ADDITIONAL INFORMATION CALL: 1-888-204-3956

FOR OVERNIGHT MAIL: State Street Bank and Trust Company Attn: BlackRock Alternative Funds 1776 Heritage Drive JAB/3 North Quincy, MA 02171

*     *     *
PART 1 – NAME (AS IT APPEARS ON YOUR BLACKROCK PRIVATE CREDIT FUND STATEMENT) AND CONTACT INFORMATION

Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

Document No.:	2 of 4	Client Account No.:

PART 2 – REQUESTED TENDER AMOUNT
Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Shares.

☐	Full Repurchase

☐	Partial Repurchase* of Class S Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of Class D Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of Institutional Shares (please only provide a number of Shares, not a dollar amount)

*
If the requested partial repurchase would put the account balance below the required minimum balance, the Fund may reduce the amount to be repurchased such that the required minimum balance is maintained, unless you indicate otherwise by checking the following box:

☐ Change request to Full Repurchase if amount requested to be repurchased would need to be reduced to maintain minimum account balance.

BLACKROCK PRIVATE CREDIT FUND ACCOUNT #:
(Should be the same as on page 2)

PART 3 – PAYMENT
Payments will be directed to the account designated by the undersigned for receipt of wires for the distribution of dividends and capital gains. Complete the wire instructions attached hereto and provide directly to the Fund’s Transfer Agent.

Document No.:	3 of 4	Client Account No.:

PART 4 – SIGNATURE(S)
The undersigned acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Prospectus and the Offer to Purchase dated August 10, 2026 (the “Offer to Purchase”). This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.
In the case of joint accounts, each joint holder must sign this Letter of Transmittal. If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Fund of their authority so to act must be submitted together with this Letter of Transmittal.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Wire Instructions (To be Completed Only by Direct Investors)
Tender Offer proceeds should be delivered to the following account (must be in the name of the investor):

To:
Correspondent bank name (if applicable):
Correspondent bank routing #/SWIFT:
Beneficiary bank name:
Beneficiary bank SWIFT/Account #:
In favor of:
Account #:

Document No.:	4 of 4	Client Account No.: